Nations Fund Trust

                          Nations Emerging Growth Fund

                        Supplement dated October 22, 1996
                       to Prospectuses dated July 31, 1996

         The combined prospectuses for the Primary A, Primary B, Investor A, Investor C and Investor N Shares for Nations Emerging Growth Fund are hereby supplemented by deleting the paragraph regarding Edward E. (Jack) Smiley, Jr. under the heading "How The Funds Are Managed" and inserting in its place the following:

          C. Thomas Clapp, CFA, is Director of the Equity Management Group for TradeStreet and Portfolio Manager of Nations Emerging Growth Fund. Mr.
     Clapp has been Portfolio Manager for Nations Emerging Growth Fund since September, 1996. Prior to assuming his position with TradeStreet in 1995, he was Senior Vice President and Director of Research for the Investment Management Group at NationsBank. Prior to joining NationsBank in 1992, Mr. Clapp was a Senior Portfolio Manager with Royal Insurance Group. Mr. Clapp has worked in the investment community since 1984. He received his B.A. in Economics from the University of North Carolina at Chapel Hill and an M.B.A. from the University of South Carolina. He also holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts, Inc.